SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 1999

                           HIGHWOODS PROPERTIES, INC.
               (Exact name of registrant specified in its charter)

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
       Maryland                           1-13100                                     56-1871668
       --------                           -------                                     ----------
(State of Incorporation)         (Commission File Number)                (IRS Employer Identification No.)


         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (919) 872-4924


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ITEM 5.           OTHER EVENTS.

                  The purpose of this filing is to set forth certain exhibits of Highwoods Realty Limited Partnership (the "Operating Partnership") and Highwoods Properties, Inc. (the "Company").

ITEM 7(C).        EXHIBITS.

                  10.1 Fourth Amendment, dated December 10, 1999, to the Credit Agreement among the Operating Partnership, the Company, the Subsidiaries named therein and the Lenders named therein

                  99 Press Release Announcing the Company's 10 Million Share Repurchase Plan, dated December 14, 1999



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 22, 1999

                                    HIGHWOODS PROPERTIES, INC.

                                    By:  /s/ Carman J. Liuzzo
                                         --------------------
                                         Carman J. Liuzzo
                                         Vice-President, Chief Executive Officer
                                         and Treasurer



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